TO:  PR NEWS WIRE
DISTRIBUTION
US 2
IRW
                              FOR IMMEDIATE RELEASE

    DEL LABORATORIES, INC., REPORTS RECORD FOURTH QUARTER AND ANNUAL RESULTS
                      FOURTH QUARTER EARNINGS INCREASE 33%

UNIONDALE, N.Y., February 25, 2004 --- Del Laboratories, Inc. (AMEX:DLI) today announced increased sales and earnings for the fourth quarter and full year ended December 31, 2003.

Net sales for the fourth quarter of 2003 were $94,898,000, an increase of 15% compared to net sales of $82,251,000 reported for the fourth quarter of 2002. The net sales growth was fueled by double-digit increases in both the Cosmetic and Pharmaceutical segments. Net earnings for the fourth quarter of 2003 were $6,458,000, or $0.67 per basic share, an increase of 33% compared to net earnings of $4,870,000, or $0.51 per basic share reported for the fourth quarter of 2002.

Net sales for the year 2003 were $385,953,000, an increase of 10% compared to net sales of $350,668,000 reported for the year 2002. Net earnings for the year 2003 were $20,374,000, or $2.11 per basic share. The results for 2003 include after-tax charges of $1,255,000, or $0.13 per basic share related to severance costs associated with the relocation of all Farmingdale, N.Y. manufacturing operations to Rocky Point, North Carolina. For the year 2002 the Company reported net earnings of $19,503,000, or $2.05 per basic share. The annual earnings of 2002 include an after-tax gain of $1,532,000, or $0.16 per basic share from the sale of vacant land in February 2002.

Dan K. Wassong, Chairman, President and Chief Executive Officer, said: "I am pleased to report another year of excellent performance in sales and earnings for both our Cosmetic and Pharmaceutical segments and a year of significant achievements. As reported by ACNielsen, the Sally Hansen brand remains the number one brand in the mass market nail care category increasing its market share to 25.4% for the year. In nail color, Sally Hansen, the number one brand, increased its market share to 27.4%. The Sally Hansen LaCross implement brand, the number one brand, increased its market share to 23.1%. In Bleaches and Depilatories, the Sally Hansen Brand, the number one brand, increased its market share to 29.2%. Sally Hansen also maintained its number one market share in nail treatment with a 55% share of market. Sally Hansen Healing Beauty, a line of skincare makeup, has received favorable acceptance by our customers as we successfully added a new product line under the Sally Hansen brand. The N.Y.C. New York Color brand of cosmetics continued its excellent performance as one of the most successful new mass market cosmetics brands with a double-digit increase in sales. The brand is now sold in over 13,000 retail outlets in the U.S. and is a leading value cosmetic brand in Canada and Puerto Rico. In our over-the-counter Pharmaceutical segment, Orajel, the core brand, continues as the market leader in the oral analgesics category with an increase in market share to 27.9% for the year, as reported by Information Resources, Inc. Additionally, our Dermarest brand expanded its leadership position in the over-the-counter Psoriasis/Eczema treatment category with over a 30% share of market for the year."

TO:  PR NEWS WIRE
DISTRIBUTION
US 2
IRW


Page 2




    DEL LABORATORIES, INC., REPORTS RECORD FOURTH QUARTER AND ANNUAL RESULTS



                                                   Condensed Statements of Consolidated Earnings
                                                      (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                  Three Months Ended               Year Ended
                                                     December 31                   December 31
                                                  2003         2002            2003          2002
                                                       Unaudited
                                                  -----------------------  ----------------------------

     Net sales                                     $94,898       $82,251       $385,953       $350,668

     Net earnings (1)                              $ 6,458       $ 4,870       $ 20,374       $ 19,503



     Earnings per common share (1) (2)
                                    Basic           $ 0.67       $  0.51        $  2.11        $  2.05
                                    Diluted         $ 0.63       $  0.49        $  2.02        $  1.97


     Weighted average common
          shares outstanding (2)
                                    Basic            9,704         9,575          9,647          9,500
                                    Diluted         10,200        10,030         10,098          9,903



(1) Annual results for 2003 include after-tax charges for severance costs of $1,255 ($0.13 per basic share) and annual results for 2002 include an after-tax gain of $1,532 ($0.16 per basic share) from the sale of vacant land in the first quarter of 2002.

(2) All share and per share amounts have been adjusted to reflect the 5% stock dividend distributed December 29, 2003.


TO:  PR NEWS WIRE
DISTRIBUTION
US 2
IRW


Page 3

 DEL LABORATORIES, INC., REPORTS RECORD FOURTH QUARTER AND ANNUAL RESULTS


   Del Laboratories, Inc., markets and manufactures cosmetics and over-the-counter pharmaceuticals. Its major brands include SALLY HANSEN HARD AS NAILS(R), America's number one nail protection, HEALING BEAUTY(R) skin care makeup, CORNSILK(R) face makeup, LACROSS(R) nail and beauty implements, lip color, skin care, bleaches and depilatories, all under the SALLY HANSEN brand franchise, NATURISTICS(R) cosmetics, and N.Y.C. New York Color(R) cosmetics. The Company's Del Pharmaceuticals subsidiary includes ORAJEL(R), the number one brand of topical oral analgesics, ARTHRICARE(R), PRONTO(R), DERMAREST(R) PSORIASIS, GENTLE NATURALS (R), AURO-DRI(R), TANAC(R) and PROPA pH(R).

   Certain statements in this press release may constitute "forward-looking statements" under the federal securities laws. Forward-looking statements contain information that is subject to certain risks, uncertainties, trends and other factors that could cause actual results to be materially different from any future results implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: delays in introducing new products or failure of consumers to accept new products; actions by competitors which may result in mergers, technology improvement or new product introductions; the dependence on certain national chain drug stores, food stores and mass merchandiser relationships due to the concentration of sales generated by such chains; changes in fashion-oriented color cosmetic trends; the effect on sales of lower retailer inventory targets; the effect on sales of political and/or economic conditions; the Company's estimates of costs and benefits, cash flow from operations and capital expenditures; interest rate or foreign exchange rate changes affecting the Company and its market sensitive financial instruments including the Company's qualitative and quantitative estimates as to market risk sensitive instruments; changes in product mix to products which are less profitable; shipment delays; depletion of inventory and increased production costs resulting from disruptions of operations at any of our manufacturing or distribution facilities; foreign currency fluctuations affecting our results of operations and the value of our foreign assets and liabilities; the relative prices at which we sell our products and our foreign competitors sell their products in the same market; our operating and manufacturing costs outside of the United States; changes in the laws, regulations and policies, including changes in accounting standards, that effect, or will effect, us in the United States and/or abroad; and trends in the general economy. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Without limitation, use of the following words is intended to identify forward-looking statements: "may," "will," "should," "expect," "anticipate," "estimate," "intend," "plan," or "continue" or the negative thereof or other variations thereon. For further information on factors which could impact the Company and the statements contained herein, please refer to the Company's filings with the Securities and Exchange Commission, including without limitation the Company's Annual Report on Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained or incorporated by reference therein and quarterly reports on Form 10-Q. Filings with the Securities and Exchange Commission are available on the Company's website at www.dellabs.com.


   CONTACT:
                  Enzo J. Vialardi
                  Executive Vice President and Chief Financial Officer Del Laboratories, Inc.
                  178 EAB Plaza
                  Uniondale, New York  11556
                  (516) 844-2050